NORWEST ADVANTAGE FUNDS



       GROWTH BALANCED FUND                 LARGE COMPANY GROWTH FUND
       INCOME EQUITY FUND                   DIVERSIFIED SMALL CAP FUND
       VALUGROWTHSM STOCK FUND              SMALL COMPANY STOCK FUND
       DIVERSIFIED EQUITY FUND              SMALL CAP OPPORTUNITIES FUND
       GROWTH EQUITY FUND                   INTERNATIONAL FUND

                         A SHARES - B SHARES - C SHARES

                        Supplement Dated January 28, 1999
                       to Prospectus Dated October 1, 1998

I.     ALL FUNDS

         The following replaces, in its entirety, the first sentence under the section entitled "Conversion Feature" on Page 50 of the Prospectus.

         B Shares will automatically convert to A Shares 7 years from the end of the calendar month in which the Fund accepted your purchase.

II.    VALUGROWTHSM STOCK FUND

PORTFOLIO MANAGERS

1.       The  following   replaces,  in  its  entirety,  the   section  entitled
         "ValuGrowth Stock Fund" Page 43 of the Prospectus.

         VALUGROWTH STOCK FUND
         PORTFOLIO MANAGER:            Charles J. Meyer, CFA (1998)
         ADVISORY FEE:                 0.80% - first $300 million; 0.76% - next
                                       $400 million; 0.72% - remaining

2.       The following replaces, in its entirety, the paragraph  entitled "David
         S. Lunt" under the section entitled Norwest Portfolio Managers on Page 46 of the Prospectus.

         CHARLES J. MEYER, CFA, associated with Norwest or its affiliates since 1998. Mr. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998 Mr. Meyer was a portfolio manager for Montana Board of Investments.